November 23, 2010

Dear Member,

The Federal Home Loan Bank of Pittsburgh (“FHLBank”) is pleased to announce the winners of the 2010 Board of Directors Election. Delaware members elected two Member Directors, Pennsylvania members elected one Member Director, and West Virginia members elected one Member Director. Delaware, Pennsylvania, and West Virginia members voted to elect two Independent Directors.

MEMBER DIRECTOR ELECTION

Delaware
The individuals who were elected to fill the two expiring Delaware directorships are:

John C. Mason
CIO & Treasurer
ING Bank, fsb
One South Orange Street
Wilmington, DE 19801
FHFA ID 16782

David R. Gibson
EVP & CFO
Wilmington Trust Company
1100 N Market St
P. O. Box 628
Wilmington, DE 19890
FHFA ID 11652

Of the 19 Delaware members eligible to vote in this election, 10 cast a ballot. The total number of votes eligible to be cast for any one Delaware Member Director nominee in this election was 1,500,664. The following summary shows the number of votes cast for each nominee:

Nominee	Votes Cast
John C. Mason	698,532

David R. Gibson	410,747

Lynda A. Messick	331,549

The FHLBank’s regulator, the Federal Housing Finance Agency (“Finance Agency”), adjusted the terms applicable to the open Delaware Member Director seats in this election to stagger director terms and ensure continuity among the directors serving on the Board. By way of receiving the most number of votes, John C. Mason shall serve a four-year term beginning on January 1, 2011, and ending on December 31, 2014. David R. Gibson shall serve a one-year term beginning on January 1, 2011, and ending on December 31, 2011.

Pennsylvania
The individual who was elected to fill the expiring Pennsylvania directorship is:

Charlotte B. McLauglin
EVP
PNC Bank, NA
PNC Bank Plaza
249 Fifth Ave
Pittsburgh, PA 15222
FHFA ID 11042

Charlotte B. McLaughlin shall serve a four-year term beginning on January 1, 2011, and ending on December 31, 2014. Of the 255 Pennsylvania members eligible to vote in this election, 134 cast a ballot. The total number of votes eligible to be cast for any one Pennsylvania Member Director nominee in this election was 6,149,645. The following summary shows the number of votes cast for each nominee:

Nominee	Votes Cast
Charlotte B. McLaughlin	1,889,781

Glenn B. Marshall	1,207,330

Patricia A. Husic	1,145,261

West Virginia
The individual who was elected to fill the expiring West Virginia directorship is:

Bradford Ritchie
West Virginia President
Summit Community Bank
310 North Main Street
Moorefield, WV 26836
FHFA ID 15864

Bradford Ritchie shall serve a four-year term beginning on January 1, 2011, and ending on December 31, 2014. Of the 62 West Virginia members eligible to vote, 41 cast a ballot. The total number of votes eligible to be cast for any one West Virginia Member Director nominee in this election was 430,025. The following summary shows the number of votes cast for each nominee:

Nominee	Votes Cast
Bradford Ritchie	192,400

K. Stephen Morris	113,936

INDEPENDENT DIRECTOR ELECTION

The FHLBank held a district-wide election to fill two expiring independent directorships. The following individuals were elected:

Maureen Breakiron-Evans
Self employed

John K. Darr
Retired

Ms. Breakiron-Evans’ qualifications to serve as an Independent Director include her knowledge of auditing and accounting, financial management, and organizational management. Mr. Darr’s qualifications to serve as an Independent Director include his knowledge of financial management and derivatives.

Of the 316 members district-wide eligible to vote in this election, 155 cast a ballot in the Independent Director Election. The total number of votes eligible to be cast for any one Independent Director nominee in this election was 8,080,334. The following summary shows the number of votes cast for each nominee:

Nominee	Votes Cast
Maureen Breakiron-Evans	3,925,414

John K. Darr	3,900,828

The Finance Agency also adjusted the terms applicable to the open Independent Director seats in this election to stagger director terms and ensure continuity among the directors serving on the Board. By way of receiving the most number of votes, Maureen Breakiron-Evans shall serve a four-year term beginning on January 1, 2011, and ending on December 31, 2014. John K. Darr shall serve a one-year term beginning on January 1, 2011, and ending on December 31, 2011.

Sincerely,

John A. Ott
Senior Attorney and
Assistant Corporate Secretary